UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ___________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 1, 2006


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


Missouri                              1-10596                       43-1554045
(State or Other                      (Commission              (I.R.S. Employer
Jurisdiction of Incorporation)       File Number)          Identification No.)



    9900A Clayton Road, St. Louis, Missouri                 63124-1186
    (Address of Principal Executive Offices)               (Zip Code)



        Registrant's telephone number, including area code: 314-213-7200


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b) )

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 1, 2006, ESCO Technologies Holding Inc. ("ESCO Holding"), a wholly-owned subsidiary of the Registrant, entered into a Stock Purchase Agreement (the "Agreement") with Lawrence Sears, Gary L. Moore, Richard C. Riccardi, Martin Zucker, Bridge Associates, LLC, as Trustee of the ADLT Class 7 Liquidating Trust, successor in interest to Advanced Lighting Technologies, Inc., and Strength Capital Partners, L.P. (collectively "Sellers"), being all of the shareholders of Hexagram, Inc., an Ohio corporation ("Hexagram"), pursuant to which ESCO Holding purchased all of the outstanding shares of Hexagram. Hexagram is now a wholly-owned subsidiary of ESCO Holding. The closing of the transaction contemplated under the Agreement occurred on February 1, 2006, immediately following the execution of the Agreement.

The total consideration paid and to be paid by ESCO Holding pursuant to the Agreement is $67,500,000, subject to a working capital adjustment, plus contingent payments based upon the achievement by Hexagram of annual net sales targets over a five (5) year period commencing February 1, 2006. The maximum aggregate amount of such contingent payments is $6,250,000. The potential working capital adjustment is based upon the working capital of Hexagram on February 1, 2006. $6,500,000 of the cash purchase price was placed in escrow as security for any claims of ESCO Holding under the Agreement, including indemnity obligations of Sellers. Twelve months after closing, the amount remaining in escrow in excess of $3,250,000 will be distributed to the four individual Sellers. Twenty-four months after closing, the balance remaining in escrow will be so distributed.

Included in the $67,500,000 consideration are commitments by ESCO Holding in the total amount of $2,500,000 to: (i) make a contribution to a university endowment fund for engineering studies; (ii) make contributions to establish a charitable foundation for scholarship awards for eligible dependents of persons employed by Hexagram at closing (subject to Internal Revenue Service regulations); and (iii) cause Hexagram to create a cash retention plan for incentive awards to key non-executive employees.

In connection with the acquisition, the Registrant guaranteed the performance by Hexagram of its contract to provide equipment, software and services to Pacific Gas and Electric Company ("PG&E") in support of the gas utility portion of PG&E's Advanced Metering Infrastructure project. The total anticipated contract value from commencement through the five-year full deployment is expected to be approximately $225,000,000, subject to various PG&E and regulatory approvals, conditions and contingencies.

Also in connection with the acquisition, Lawrence Sears has entered into a consulting agreement with Hexagram. The other individual Sellers have entered into employment agreements with Hexagram whereby such individuals are prohibited from competing with Hexagram or soliciting its employees during their employment and for a period of one to two years following termination of their respective agreements. Additionally, all of the individual Sellers are prohibited from competing with Hexagram for a period of four years following the closing.

The foregoing description of the Agreement does not purport to be a complete description of the Agreement and is qualified in its entirety by reference to the text of the Agreement, which is filed as Exhibit 2.1 to this Form 8-K.

A copy of Registrant's press release, dated February 2, 2006, which announced the Agreement and acquisition of Hexagram is attached hereto as Exhibit 99.1.


ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information required by this Item is contained in Item 1.01 herein, which is incorporated herein by reference.


ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Today, February 2, 2006, the Registrant is issuing a press release (Exhibit 99.2 to this report) announcing its fiscal 2006 first quarter financial and operating results. See Item 7.01, Regulation FD Disclosure below.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On February 1, 2006, in connection with the acquisition of all of the shares of Hexagram, as described in Item 1.01 herein, Registrant partially funded the acquisition by borrowing $47,000,000 under Registrant's Credit Agreement dated as of October 6, 2004 among Registrant, Wells Fargo Bank, N.A., as agent, and the lenders listed therein. The Credit Agreement is a $100 million revolving credit facility having a final maturity and expiration of October 6, 2009. The acquisition borrowing is a revolving credit loan subject to a LIBOR-based interest rate, payable quarterly in arrears. There is no security for the loan other than the corporate guarantees of Registrant's subsidiaries. Registrant has certain rights of pre-payment, and payment is subject to acceleration in the event of default under the Credit Agreement. In connection with the acquisition borrowing, the parties to the Credit Agreement entered into a Consent And Waiver To Credit Agreement (Exhibit 4.1 to this Form 8-K) wherein the lenders consented to the Hexagram acquisition and waived certain limitations on acquisitions which otherwise may have applied to the Hexagram acquisition and/or its combination with ESCO Holding's previous acquisition of Nexus Energy Software, Inc.

ITEM 7.01.  REGULATION FD DISCLOSURE

NON-GAAP FINANCIAL MEASURES

The press release furnished herewith as Exhibit 99.2 contains financial measures and financial terms not calculated in accordance with generally accepted accounting principles in the United States of America ("GAAP") in order to provide investors and management with an alternative method for assessing the Registrant's operating results in a manner that is focused on the performance of the Registrant's ongoing operations. The Registrant has provided definitions below for the non-GAAP financial measures utilized in the press release, together with an explanation of why management uses these measures, and why management believes that these non-GAAP financial measures are useful to investors. The press release uses the non-GAAP financial measures of "EBIT" and "EBIT margin".

The  Registrant  defines  "EBIT" as  earnings  before  interest  and taxes.  The
Registrant defines "EBIT margin" as EBIT as a percent of net sales. The Registrant's management evaluates the performance of its operating segments based on EBIT and EBIT margin, and believes that EBIT and EBIT margin are useful to investors to demonstrate the operational profitability of the Registrant's business segments by excluding interest and taxes, which are generally accounted for across the entire Registrant on a consolidated basis. EBIT is also one of the measures used by management in determining resource allocations within the Registrant and incentive compensation.

The presentation of the information described above is intended to supplement investors' understanding of the Registrant's operating performance. The Registrant's non-GAAP financial measures may not be comparable to other companies' non-GAAP financial performance measures. Furthermore, these measures are not intended to replace net earnings, cash flows, financial position, comprehensive income (loss), or any other measure as determined in accordance with GAAP.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired.

The financial statements required by this Item, with respect to the acquisition described in Item 1.01 herein, will be filed by amendment as soon as practicable, and in any event not later than 71 days after the date on which this Form 8-K is required to be filed.

(c)  Exhibits

Exhibit No.       Description of Exhibit

    2.1           Stock Purchase Agreement dated February 1, 2006*

    4.1 Consent and Waiver to Credit Agreement dated as of January 20, 2006

    99.1          Acquisition press release dated February 2, 2006

    99.2          First Quarter results press release dated February 2, 2006

*The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.


OTHER MATTERS

The information contained in Item 2.02 of this report, including Exhibit 99.2, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 as amended ("Exchange Act") or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ESCO TECHNOLOGIES INC.


Dated:  February 2, 2006                 By:  /s/ G.E. Muenster
                                              G.E. Muenster
                                              Senior Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX


    2.1           Stock Purchase Agreement dated February 1, 2006

    4.1 Consent and Waiver to Credit Agreement dated as of January 20, 2006

    99.1          Acquisition press release dated February 2, 2006

    99.2          First Quarter results press release dated February 2, 2006